UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2006

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(Exact name of Registrant as Specified in Charter)

New York	333-100029	36-2608394
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
organization)

100 Motor Parkway, Suite 132
Hauppauge, New York	11788
(Address of Principal Executive Offices)	Zip

Registrant’s telephone number, including area code: (516) 451-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01.              Entry into Material Definitive Agreements

Amendment No. 2 to Automatic Annuity Reinsurance Agreement

On June 1, 2006, Allstate Life Insurance Company of New York (“ALNY”) and Allstate Life Insurance Company (“ALIC”) executed an Amendment No. 2 to Automatic Annuity Reinsurance Agreement, effective immediately (“Second Amendment”).

ALNY and ALIC previously entered into the Automatic Annuity Reinsurance Agreement (“Original Agreement”) dated as of January 2, 2004 whereby ALNY ceded to ALIC 100% of liabilities arising out of certain variable annuity policy riders issued by ALNY.

The Second Amendment provides that the Original Agreement is terminated as of June 1, 2006 and ALNY shall fully recapture all liabilities which were previously ceded to ALIC under the Original Agreement.

A copy of the Second Amendment is attached hereto as Exhibit 10.1 to this report.

Section 9 — Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

10.1	Amendment No. 2 to Annuity Reinsurance
Agreement dated as of June 1, 2006.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ Mary J. McGinn
	Name:	Mary J. McGinn
	Title:	Vice President and
Assistant Secretary

Date:   June 7, 2006